UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

TRULIEVE CANNABIS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TRULIEVE CANNABIS CORP. 2023 Annual General Meeting Vote by June 13, 2023 11:59 PM ET TRULIEVE CANNABIS CORP. ATTN: CORPORATE SECRETARY 6749 BEN BOSTIC ROAD QUINCY, FL 32351 V14659-P94091 You invested in TRULIEVE CANNABIS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2023. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 14, 2023 10:00 A.M. EDT vote without entering a control number Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/TCNNF2023 and have the information printed in the box marked by the arrow. *Please check the meeting materials for any special requirements for meeting attendance. V1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Giannella Alvarez For 1b. Thad Beshears For 1c. Peter Healy For 1d. Richard May For 1e. Thomas Millner For 1f. Jane Morreau For 1g. Kim Rivers For 1h. Susan Thronson For 2. Advisory (Non-Binding) vote on the compensation of the Company’s named executive officers (Say-on-Pay). For 3. Advisory (Non-Binding) vote on the frequency of future advisory votes on named executive officer compensation 1 Year (Say-on-Frequency). 4. To approve the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan. For 5. To ratify the selection by the Audit Committee of the Board of Marcum LLP as auditors for the Company for the year For ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.